EXHIBIT 99.1
PHH Corporation
The Eighth Annual JMP Securities Research Conference Investor Presentation May 19, 2009

Forward Looking Statements Statements in this presentation that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are subject to known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “potential,” “may increase,” “may result,” “will result,” “may fluctuate,” “run rate,” “outlook,” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are generally forward-looking in nature and not historical facts. Certain factors that could cause actual results, performance or achievements to differ materially from those expressed in such forward-looking statements are described under the headings “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q. Investors are cautioned not to place undue reliance on any forward-looking statements. Except for our ongoing obligations to disclose material information under the federal securities laws and applicable stock exchange listing standards and unless otherwise required by applicable law, we undertake no obligation to release publicly any updates or revisions to any forward-looking statements or to report the occurrence or non-occurrence of anticipated or unanticipated events.

Important Disclosures Basis of Presentation of Financial Data Unless noted otherwise in this presentation, all reported financial data is being presented as of the period ended March 31, 2009 (unaudited). Non-GAAP Financial Measures This presentation, in slides nos. 6, 8, 12, 18, and 30, contains certain financial measures that are not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”), including “Non-GAAP Operating Profit” and “Adjusted Segment Profit (Loss)” for each of our Mortgage Production, Mortgage Servicing and Fleet Management Services segments. As “Non-GAAP Operating Profit” and “Adjusted Segment Profit (Loss)” are incomplete measures of the Company’s financial performance and involve differences from segment profit computed in accordance with GAAP, these non-GAAP financial measures should be considered as supplementary to, and not as a substitute for, segment profit computed in accordance with GAAP as a measure of the Company’s financial performance. The Company believes that these non-GAAP financial measures are useful to investors because they provide a means by which investors can evaluate the Company’s underlying core operating performance, exclusive of certain items that investors may consider to be non-core in nature. The Company also believes that any meaningful analysis of the Company’s financial performance by investors requires an understanding of the factors that drive the Company’s underlying core operating performance as distinguished from the factors that are included in computing segment profit in accordance with GAAP and that may obscure such core operating performance over time. Reconciliations of these non-GAAP financial measures to the most comparable GAAP measure as required by Regulation G are shown in Appendix A attached to this presentation. Important Additional Information PHH Corporation, on May 7, 2009, filed a proxy statement in connection with its 2009 Annual Meeting of Stockholders and advises its stockholders to read that proxy statement because it contains important information. Stockholders can obtain a free copy of that proxy statement and other documents (when available) that PHH files with the Securities and Exchange Commission at the Commission’s website at www.sec.gov . That proxy statement and these other documents are also available free of charge by directing a request to PHH Corporation, Attn: Investor Relations, 3000 Leadenhall Road, Mt. Laurel, New Jersey 08054 or visiting PHH’s website at www.phh.com under the “Investor Relations” tab. PHH, its directors and named executive officers may be deemed to be participants in the solicitation of proxies from PHH stockholders in connection with the 2009 Annual Meeting of Stockholders. Information regarding the names, affiliations and interests of such individuals is contained PHH’s proxy statement referred to in the preceding paragraph.

Speakers - Terry Edwards, President & Chief Executive Officer, PHH Corporation - Sandra Bell, Executive Vice President & Chief Financial Officer, PHH Corporation

Agenda
- Overview of First Quarter - Mortgage Segments Summary - Fleet Management Services Segment Summary - Combined Segments in a New Mortgage World - Funding Strategy - Questions and Answers

Highlights for Q109 - Net income of $2M - Basic and fully diluted EPS of $0.04
- Non-GAAP operating profit of $119M

Quarterly Results (unaudited)
Three Months Ended Three Months Ended March 31, 2009 March 31, 2008 Fleet Mortgage            Mortgage            Management            Total            Total Production            Servicing            Services            Other            PHH Corporation            PHH Corporation (In millions, unaudited)
Net fee income $61 $- $37 $- $98 $97
Fleet lease income — — 364 — 364 384
Gain on mortgage loans (1) 198 — — — 198 114
Mortgage net finance (expense) income (2) (9) — — (11) 11
Loan servicing income before reinsurance-related — 114 — — 114 119 charges Realization of expected cash flows from MSRs (2) — (92) — — (92) (60)
Other income (expense) (3) 1 (2) 13 (1) 11 76
Net revenues before certain fair value 258 11 414 (1) 682 741 adjustments and reinsurance-related charges Decline in valuation of certain MLHS (4) (10) — — — (10) (42)
Reinsurance-related charges — (14) — — (14) (7)
Fair value adjustments related to MSRs (5) — (71) — — (71) (50)
Net revenues 248 (74) 414 (1) 587 642
Depreciation on operating leases — — 325 — 325 322
Fleet interest expense — — 32 (2) 30 44
Other expenses 132 23 50 1 206 221
Total expenses before foreclosure-related charges 132 23 407 (1) 561 587
Foreclosure-related charges — 21 — — 21 11
Total expenses 132 44 407 (1) 582 598
Pre-tax income (loss) before noncontrolling 116 (118) 7 — 5 44 interest Less: income attributable to noncontrolling 3 — — — 3 4 interest Segment profit (loss) $113 $(118) $7 $- $2 $40
(1) Gain on mortgage loans other than decline in the valuation of certain non-conforming and adjustable rate mortgage loans. In 2008, this amount includes the benefit of adopting fair value accounting pronouncements of $30 million. (2) Represents the reduction in the fair value of mortgage servicing rights due to prepayments and portfolio decay. Portfolio decay represents the reduction in the value of MSRs from the receipt of monthly payments, the recognition of servicing expense and the impact of delinquencies and foreclosures. (3) Other income in 2008 includes the receipt of a reverse termination fee from Blackstone Capital Partners V L.P., of $50 million, related to a terminated merger agreement with General Electric Capital Corporation.
(4) Represents the decline in the valuation of certain non-conforming and adjustable rate mortgage loans.
(5) Represents the Change in fair value of mortgage servicing rights due to changes in market inputs or assumptions used in the valuation model. The fair value of our MSRs is estimated based upon projections of expected future cashflows from our MSRs considering prepayment estimates, our historical prepayment rates, portfolio characteristics, interest rates based on interest rate yield curves, implied volatility and other economic factors. In 2008, this amount is net of Net derivative gain related to MSRs of $26 million.

Non-GAAP Operating Profit

	Three Months Ended March 31, 2009					Three Months Ended March 31, 2008
	Mortgage Production	Mortgage Servicing	Fleet Management Services	Other	Total PHH Corporation	Total PHH Corporation
	(In millions, unaudited)					
Segment profit (loss) - as reported	$ 113	$ (118)	$ 7	$ -	$ 2	$ 40
Reinsurance-related charges	-	14	-	-	14	7
Foreclosure-related charges	1	21	-	-	22	11
Segment profit (loss) before credit-related charges	$ 114	$ (83)	$ 7	$ -	$ 38	$ 58
Decline in valuation of certain MLHS [1]	10	-	-	-	10	42
Fair value adjustments related to MSRs [2]	-	71	-	-	71	50
Benefit of adopting fair value accounting pronouncements	-	-	-	-	-	(30)
Reverse termination fee, net of merger related expenses	-	-	-	-	-	(42)
Non-GAAP operating profit [3]	$ 124	$ (12)	$ 7	$ -	$ 119	$ 78

[1] Represents the decline in the valuation of certain non-conforming and adjustable rate mortgage loans.

[2] Represents the Change in fair value of mortgage servicing rights due to changes in market inputs or assumptions used in the valuation model. In 2008, this amount is net of Net derivative gain related to MSRs of $26 million.

[3] Non-GAAP operating profit is a measure that does not conform with accounting principles generally accepted in the United States ("GAAP"). See "Non-GAAP Financial Measures Reconciliation" included in this presentation for Regulation G disclosures.

8

PHH

Condensed Consolidated Balance Sheet (unaudited, in millions)
March 31, December 31, ASSETS Cash and cash equivalents $122 $109
Restricted cash 637 614
Mortgage loans held for sale 1,961 1,006
Net investment in fleet leases 4,052 4,204
Mortgage servicing rights 1,223 1,282
Goodwill and other intangible assets 65 65
Other 993 993
Total assets $9,053 $8,273
LIABILITIES AND EQUITY Debt $6,520 $5,764
Deferred income taxes 569 579
Other 692 663
Total liabilities 7,781 7,006
Total PHH Corporation stockholders’ equity 1,268 1,266
Noncontrolling interest 4 1
Total equity 1,272 1,267
Total liabilities and equity $9,053 $8,273
Leverage 5.1:1 4.5:1

Mortgage Segments

Mortgage Production Segment Q109 Overview
Strong first quarter production results -1st mortgage closing volumes up 96% from Q408 -Total application volume up 73% from Q408 -Pricing margins remain healthy -Purchase closing volumes are 29% of total volumes -As purchase volume increases, we believe we are well prepared to capture share -Maintaining cost discipline as we increase production capacity
New Mortgage World

Adjusted Mortgage Production Segment Results*
For the quarter ended March 31, 2009 (Adjusted Segment profit $ in millions)
$123
125
$113
115 105 95 85 75 65 55 45 35 25 15 5 -5 Reported Segment Results Decline in Value of Illiquid Loans
* This is a non-GAAP financial measure. For a reconciliation to the most comparable GAAP financial measure, see Appendix A.

New Mortgage World
Pricing Margin and Volume

- Industry loan production capacity remains constrained
- Pricing margin remains at the high end of this scale
- Pricing margin has been above 100 bps for 9 months



Closings ($B)
Pricing margin (bps)
14
12
10
8
6
4
2
0
180
160
140
120
100
80
60
40
20
0
Q107
Q207
Q307
Q407
Q108
Q208
Q308
Q408
Q109
Loans Closed to be Sold
Fee Based Closings
Pricing Margin on Loans to be Sold

Pricing Margin shown above reflects the market price of the loan at the time of interest rate lock commitment relative to our basis including an expected cost of hedging the loan plus any net interest carry to be earned prior to sale as well as any discount points paid by the borrower. Excluded from margin is the base servicing value, borrower paid fees (other than discounts) and the cost of originating the loan.

13
PHH

Production Segment 2009 Outlook
Given nearly $9B in Q109 closings and positive momentum into Q209, we expect strong 2009 production earnings Announced one new PLS client signing in Q109
Pipeline remains strong Fannie Mae and MBA are predicting over $2 trillion in industry volumes for 2009 which, if realized, translates to over $40B in originations for PHH assuming a 2% market share

Mortgage Production Segment Annualized Potential Profitability Sensitivity
The matrix on the following slide shows annualized production profitability sensitivity, consistent with our prior webcast -We believe the matrix continues to provide an approximation of the segment profitability, on an annualized basis, utilizing the following basic assumptions:
Break even for the business is $27B in closings assuming margin of 80 bps
Each additional $1B in closing volume would be expected to generate approximately $8-14M in segment profit at 80 bps
Loans closed to be sold is assumed at roughly 2/3 of total closings and margins in excess of 80 bps can be applied to the volume of loans closed to be sold
-Revenues are recognized throughout the origination process from the interest rate commitment date through the date of sale
Comparison of quarterly periods may be distorted relative to the annualized period presented due to the potential effects of revenue recognition timing

Mortgage Production Segment Annualized Potential Profitability Sensitivity
PHH Mortgage Annualized Production Segment Profit Sensitivity Earnings in Millions ($) Price Margin in Bps 80 90 100 125 150 175 200
Volume in Billions 27 0 16 32
32 36 57 78 131 181
36 76 101 126 187 249 311 373
40 182 253 325 397 469
44 327 409 491 573
48 493 585 677
Q109 run rate The projected results presented in the matrix above are representative of normalized results of operations for the production segment and assume an annualized volume level and an average margin for that annualized volume. Consistent with a normalized result it assumes there are no mark-to-market adjustments for loans held for sale such as scratch and dent, second lien and jumbo loans. Volumes and margins at any point in time or over a shorter time period may vary materially from those annualized assumptions. Other market factors may result in actual production segment results differing materially from the normalized results presented above. The projected results presented above may vary by the greater of $5 million or 20% in either direction due to factors that impact results in ways that may not be predictable.

Mortgage Servicing Segment Q109 Overview
--Segment loss of $118M
Results negatively impacted by $71M mark to market valuation adjustment --Actual prepayments result in $65M reduction in MSR value --Interest on escrows and float benefit declined by approximately $21M from Q108 --We continued to build foreclosure and credit reserves
Portfolio delinquency improved as seasonally expected; we believe our portfolio performance is among the best in the industry
- Portfolio delinquency levels (based on loan count) improved 45 bps from year-end to 3.58% at
3/31/09
- Foreclosure, REO, and bankruptcies (based on loan count) increased 36 bps from year-end to 2.26%
at 3/31/09 - Assuming stable market conditions, we expect that Servicing could generate annualized segment profit of 9 to 11 bps and cash flows of 24 to 26 bps on the capitalized servicing portfolio (excluding any cost of hedging) - Expected segment underperformance in 2009 due to:
- Increased prepayments due to increased refinance activity
- Current low short term rates limit float/escrow earnings opportunity
- Credit markets driving high funding costs
- Continued high level of provisions for credit loss on recourse obligations
- Delinquencies driving higher segment operating costs

Adjusted Mortgage Servicing Segment Results*
For the quarter ended March 31, 2009 (Adjusted Segment loss $ in millions)
<$19>
<$37> <$32>
-30 <$47>
-80
-130 <$118>
Reported            M SR Valuation            Excess            Atrium Reinsurance            Impact of (incl hedge results            Foreclosure-Related            Loss
Segment            in 2008) Charges            Delinquency Rates
Results            on M SR value
* This is a non-GAAP financial measure. For a reconciliation to the most comparable GAAP financial measure, see Appendix A.

Bridging Q109 Adjusted Mortgage Servicing Segment Results to Hypothetical Annualized Servicing Segment Profit of 9-11bps of Capitalized Servicing Portfolio
Hypothetical annualized servicing segment profit of 9-11 bps of capitalized servicing portfolio based on: ?Stable market conditions
? Higher escrow and float quarterly earnings of $21M assuming average 1-mo LIBOR since 1/1/05 of 3.80%
Versus 1-mo LIBOR as of 5/15/09 of 0.33% ?Quarterly MSR fair value adjustment of $32M due to assumed decline in annual prepayment rate to 10% of capitalized servicing portfolio

MSR Valuation
--MSR valued at 97 bps as of 3/31/09, down 2 bps from 12/31/08 -Primary mortgage rates are down slightly at 3/31/09 from year end -Actual prepayment speeds approximately 60% of modeled prepayment speeds during Q109 -Modeled prepayment speeds incorporate borrowers’ rate incentive, including borrowing costs associated with estimated FICO & current LTV -Assumes all borrowers have ability to refinance, including the ability to reduce the loan balance to qualify for the new loan -Valuation assumes additional prepayments resulting from the HASP program which is expected to lower the cost of refinance for certain high LTV borrowers & drove a significant portion of $71M mark-to-market of MSR -Valuation does not include potential revenue opportunities associated with government sponsored loan modification programs

Superior Servicing Portfolio Performance
PHH portfolio compared to MBA Industry Average First Lien 60 or more days delinquent
0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00%
1Q03
2Q03
3Q03
4Q03
1Q04
2Q04
3Q04
4Q04
1Q05
2Q05
3Q05
4Q05
1Q06
2Q06
3Q06
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08
MBA PHH
PHH Servicing Portfolio Performance is consistently better than the MBA Industry Average. Based on prime mortgages only Source: National Delinquency Survey, Mortgage Bankers Association

Mortgage Recourse & Reserves
Underlying UPB            Reserve Balance (in $ million) (in $ million) Performance Loan Servicing Portfolio Credit Enhancement Program 1 80 3.96% 90 days or more delinquent Other Recourse 2 312 11.09% 90 days or more delinquent Off Balance Sheet Recourse 3 392 45
Loans in Foreclosure and Real Estate Owned Loans in Foreclosure, net 4 99 19
Real Estate Owned, net 4 25 24
Reserve Balances, March 31, 2009 88
Reserve Rollforward Reserve Balances, December 31, 2008 81
Realized Foreclosure Losses (15)
Increase in Foreclosure Reserves 22
Reserve Balances, March 31, 2009 88
(1) The Credit enhancement program exposure is expected to be substantially reduced by the end of Q209. (2) Other recourse represents the recourse obligations on the population of loans serviced by PHH that have been specifically identified with recourse. The delinquencies presented are specific to such loans. (3) Off balance sheet recourse UPB includes the loans serviced by PHH that have been specifically identified with recourse to PHH. In addition to the identified $392M of UPB with recourse obligations, the $45M reserve contemplates additional loans not yet specifically identified as recourse obligations. (4) The underlying unpaid principal for loans in foreclosure and real estate owned are presented net of the associated reserves.

Atrium Reinsurance
Atrium currently has $264M in restricted cash held in trust to pay claims as of 3/31/09 - We expect Atrium to begin paying reinsurance claims in Q209 - Future premiums will also be available to pay claims - Cash and future premiums more than adequate to cover expected losses - Current reserves established at $97M
- Projections: - Future premium income $126M on loans reinsured - Future paid losses $219M all from book years 2004 — 2008
- Loss projections are based on a variety of assumptions, including the characteristics of the current reinsured portfolio, historical loss experiences (loss curves) based on industry data, projected home price declines, projected unemployment rates, projected prepayment levels and other factors.

Impact of Government Mortgage Programs
PHH will participate in government modification programs for GSE loans - The servicer will receive $1,000 per year and up to $3,000 for the modification provided the borrower stays current for three years
- An additional $500 may be paid to the servicer if an at-risk borrower is current at the time of the loan modification
- High quality of PHH servicing portfolio lessens earnings potential from HASP modification programs
- We project to begin closing modifications monthly on GSE loans starting in May - Current Loan modification pipel ine of approximately 7,000 GSE loans of which over 1/3 are not delinquent
Represents borrowers that have contacted us and meet initial screening requirements - We are currently servicing approximately 22,000 additional GSE loans that are delinquent or in foreclosure

2009 Mortgage Opportunities & Risks
--Mortgage markets driven by Fed policy—unpredictable & subject to change --Impact of government initiatives for loan modifications and refinancing higher LTV loans is just beginning, not yet reflected in results other than MSR value --Jumbo market remains illiquid --Expected eligibility of jumbo mortgages for TALF program may create liquidity and investor demand --Economies of scale and consolidation continue to drive PLS opportunities --Impact of current recessionary trends remains unknown

Mortgage Outlook – assuming stable rates Outlook for 2009 assuming stable interest rate environment: Strong Mortgage production segment profits Continued high level of actual prepayments from the loan servicing portfolio Minimal MSR valuation adjustments Provisioning for credit costs may slow as housing prices stabilize and the government modification programs are implemented Increasing purchase origination volume assuming home prices stabilize and home sales improve Mortgage production segment results are expected to more than offset: MSR value lost due to actual loan prepayments Continued provision for credit losses Quarterly run rate for combined mortgage segments’ profits for remainder of 2009 of approximately $70M, using Q109 run rate, assuming minimal MSR fair value adjustments 26

New Mortgage World
At this time we believe we have balance between production and servicing due to the “natural business hedge”
- Based on assumptions listed on the prior page, we would expect combined mortgage segments’ profits of approximately $70M per quarter for the remainder of 2009 using Q109 run rate assuming minimal MSR fair value adjustments
- We believe, in a rising interest rate environment: •
Servicing segment shows improved profitability · Production volume would move down; assuming $36B in annual production and assuming pricing margins at approxim ately 100 bps, consistent with the levels seen in the past 9 months, we would expect the production segment to generate $126M in annual profit as reflected by the matrix (slide 16)
- We remain focused on shifting cost from a fixed to a more variable structure

Fleet Management Services Segment

Fleet Management Services Segment Q109 Overview
Lease rate changes have been implemented to more closely match funding costs prospectively New vehicle purchases reflective of re-priced client leases Impact of new funding costs will become clearer as deals are completed 2008 cost reduction targets met
Margins set to improve over time as runoff of current lease portfolio occurs and is replaced with re-priced units
Promising sales discussions with large prospective clients for full services

Adjusted Fleet Management Services Segment Results * For the quarter ended March 31, 2009 (Adjusted Segment profit $ in millions)
40 30 $18 20 $7 10 0 Reported Increased Debt Fees Segment Results
* This is a non-GAAP financial measure. For a reconciliation to the most comparable GAAP financial measure, see Appendix A.

Fleet Funding Update
Funding needs for the remainder of 2009 expected to be well under historical levels
Businesses are cautious on new spend and resource levels needed in sales and service functions Uncertainties surrounding domestic motor companies have also impacted client vehicle spend
The Federal Reserve has expanded asset classes eligible for the TALF program Commercial fleet leasing asset is now an eligible asset class Canadian ABS market appears to be thawing
Canadian Secured Credit Facility (CSCF) targeting vehicle and equipment loans and leases Bids from bank conduits and private investors appear to be returning Expect traction from one or more of these sources by end of Q2 or Q309

Fleet Management Services Segment 2009 Outlook
Continue cost management initiatives Ongoing focus on credit quality and cash flow Increase level of consulting to key clients Pursue opportunities for additional outsource services Continue investments in technology Expect $20M-$30M segment profit for 2009 Expect to return to an annualized profitability level of $70M to $80M within 2 years

PHH Expected Results in the New Mortgage World
Expected Q209 Results* ($ millions except per share data)
Segment Profit Mortgage segments combined $70
Fleet segment $7
PHH            combined pre-tax profit $77
PHH            Net income after 40% tax $46
PHH            Basic EPS** $0.85
* This assumes a stable interest rate environment and minimal MSR valuation adjustments ** Assuming weighted average shares outstanding of 54.4M

Funding Strategy
Multi-pronged, multi-sourced, multi-duration TALF Canadian Government Programs Private sources, banks and term capital markets
Bank Strategy

Summary
We believe PHH Mortgage is well positioned in The New Mortgage World to capitalize on the current refi boom
Our mortgage company is marked to market
Our credit costs are well below the industry
We expect the Fleet segment to return to an annualized profitability level of $70M to $80M within 2 years
We believe the future is bright for both businesses

Questions and Answers

Appendix A

Non-GAAP Operating Profit Non-GAAP Financial Measure Reconciliation
Three Months Ended March 31, 2009 Three Months Ended 3/31/2008 Fleet Mortgage            Mortgage            Management            Total            Total Production            Servicing            Services            Other            PHH Corporation            PHH Corporation (In millions, unaudited)
Segment profit (loss) — as reported $113 $(118) $ 7 $- $2 $40
Reinsurance-related charges — 14 — — 14 7
Foreclosure-related charges 1 21 — — 22 11
Segment profit (loss) before credit-related $114 $(83) $ 7 $- $38 $58 charges Decline in valuation of certain MLHS (1) 10 — — — 10 42
Fair value adjustments related to MSRs (2) — 71 — — 71 50
Benefit of adopting fair value accounting — — — — — (30)
pronouncements Reverse termination fee, net of merger — — — — — (42)
related expenses Non-GAAP operating profit (3) $124 $(12) $ 7 $- $119 $78
(1) Represents the decline in the valuation of certain non-conforming and adjustable rate mortgage loans. (2) Represents the Change in fair value of mortgage servicing rights due to changes in market inputs or assumptions used in the valuation model. In 2008, this amount is net of Net derivative gain related to MSRs of $26 million. (3) Non-GAAP operating profit is a measure that does not conform with accounting principles generally accepted in the United States (“GAAP”).

Adjusted Mortgage Production Segment Profit
Non-GAAP Financial Measure Reconciliation Adjusted Mortgage Production Segment Results (Unaudited) (In millions)
Quarter Ended March 31, 2009 Reported Mortgage Production segment profit $113
Decline in value of illiquid MLHS (Scratch & Dent, Second-lien, Construction) (1) 10
Adjusted Mortgage Production segment profit $123
1 Represents the decline in valuation of scratch and dent, second lien and construction mortgage loans.

Adjusted Mortgage Servicing Segment Profit
Non-GAAP Financial Measure Reconciliation Adjusted Mortgage Servicing Segment Results (Unaudited) (In millions)
Quarter Ended March 31, 2009 Reported Mortgage Servicing segment loss $(118)
Net loss on MSRs risk management activities 71
Excess foreclosure-related charges 1 10
Net reinsurance loss 5
Impact of delinquency rates on MSR value 2 13
Adjusted Mortgage Servicing segment loss $(19)
1 Foreclosure related charges in excess of 3 bps of the average capitalized MSR portfolio. 2 Increase in delinquencies rates on MSR portfolio reduces expected revenues and increases cost to service. Delinquency rates negatively impacted MSR value by an estimated $13 M.

Adjusted Fleet Management Services Segment Profit
Non-GAAP Financial Measure Reconciliation Adjusted Fleet Management Services Segment Results (Unaudited) (In millions)
Quarter Ended March 31, 2009 Reported Fleet Management Services segment profit $ 7
Increase in debt fees 11
Adjusted Fleet Management Services segment profit $18